SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: June 17, 2009





                          CARBONICS CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                              22-3328734
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         APPOINTMENT OF CERTAIN OFFICERS

The Board of Directors of Carbonics Capital Corporation has appointed Paul Miller, Ph.D. to the post of President and Chief Executive Officer.

Prior to his acceptance of the position of president and CEO of Carbonics, Dr. Miller, 34, was the founder and president of Sustainable Systems, an oilseed crushing facility specializing in the production of high oleic vegetable oils for culinary applications. Dr. Miller has a hands-on understanding of the challenges faced by early stage development projects and companies including diverse experience in finance, sales, marketing, and operations. Dr. Miller earned a B.S. in Chemistry from Radford University and a Ph.D. in Chemistry from the University of Montana.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 17, 2009              CARBONICS CAPITAL CORPORATION

                                  By:/s/ Kevin Kreisler
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                                         Kevin Kreisler
                                         Chairman